INCOME TAXES Schedule of reconciliation of the total amounts of unrecognized tax benefits (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Reconciliation of the total amounts of unrecognized tax benefits
Unrecognized tax benefits, beginning of year	$ 8,227	$ 9,464
Increases — tax positions taken in prior periods	252	55
Increases (decreases) — tax positions taken in current period	138	(238)
Settlements and lapse of statute of limitations	(313)	(1,054)
Unrecognized tax benefits, end of year	8,304	8,227
Unrecognized tax benefits that, if recognized, would favorably impact effective tax rate	5,336	5,349
Income tax penalties and interest accrued related to unrecognized tax benefits	1,590	1,488
Significant change in unrecognized tax benefits is reasonably possible, amount of unrecorded benefit	$ 2,059